UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2011

TNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia  20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of TNS, Inc. (the “Company”) was held on May 18, 2011.  At the annual meeting, the holders of 24,634,206 shares of common stock, which represents approximately 96.7% of the outstanding shares entitled to vote as of the record date of April 7, 2011, were represented in person or by proxy.  The proposals are described in more detail in the Company’s definitive proxy statement dated April 15, 2011 and filed with the Securities and Exchange Commission on April 15, 2011.

The final voting results for proposals 1, 2, 3, 4 and 5, which were voted on by the stockholders at the annual meeting, are set forth below.

Proposal 1 — Election of Directors

The stockholders elected each of the Company’s nominees for director to serve until the 2012 annual meeting of the stockholders.  The final voting results were as follows:

Director	For	Against or Withheld	Abstentions	Broker Non-Vote
John B. Benton	22,840,452	739,946	0	1,053,808
Henry H. Graham, Jr.	23,313,448	266,950	0	1,053,808
Stephen X. Graham	22,813,682	766,716	0	1,053,808
John V. Sponyoe	19,754,461	3,825,937	0	1,053,808
Jay E. Ricks	19,745,861	3,834,537	0	1,053,808
Thomas E. Wheeler	19,782,370	3,798,028	0	1,053,808

Proposal 2 — Ratification of Ernst & Young LLP

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year.  The final voting results were as follows:

For	Against or Withheld	Abstentions	Broker Non-Vote
24,584,434	48,270	1,502	0

Proposal 3 — Approval of Increase in the Aggregate Number of Shares Authorized for Issuance under the Company’s 2004 Long-Term Incentive Plan

The stockholders approved the increase in the aggregate number of shares authorized for issuance under the Company’s 2004 Long-Term Incentive Plan.  The final voting results were as follows:

For	Against or Withheld	Abstentions	Broker Non-Vote
18,759,333	4,754,936	66,129	1,053,808

Proposal 4 — Advisory Vote on Executive Compensation

With respect to the advisory vote to approve the Company’s executive compensation, a majority of the votes cast were voted “for” approval of the Company’s compensation of its named executive officers. The final voting results were as follows:

For	Against or Withheld	Abstentions	Broker Non-Vote
11,914,931	11,596,148	69,319	1,053,808

Proposal 5 — Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

With respect to the advisory vote on the frequency of the advisory vote to approve the Company’s compensation of its named executive officers, a majority of the votes cast were voted for the one year option, and this is considered to be the option recommended by the stockholders.  The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
16,359,914	61,204	7,151,925	7,355	1,053,808

The Company has decided to seek the stockholders’ advisory vote on the approval of the Company’s compensation of its named executive officers every year, until the next required vote on the frequency of stockholder votes on the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: May 20, 2011	/s/ Henry H. Graham, Jr.
	By:	Henry H. Graham, Jr.
	Its:	Chief Executive Officer